UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
( Exact name of Registrant as Specified in its Charter )

California (State or other jurisdiction of incorporation or organization)	000-1084047 (Commission File Number)	95-4691878 (I.R.S. Employer Identification No.)

3998 FAU Blvd, Building 1-210
Boca Raton, Florida 33431
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (561) 417 - 7250

Copies to:

Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers and Directors

On April 23, 2007, Rod Dowling resigned as member of the Board of Directors of Innovative Software Technologies, Inc. (the “Company”), effective immediately. There was no disagreement or dispute between Mr. Dowling and the Company which led to his resignation.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Resignation Letter of Rod Dowling, dated April 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOFTWARE TECHOLOGIES, INC.

Date: April 27, 2007	By:	/s/ Christopher J. Floyd
Christopher J. Floyd
Chief Financial Officer